Exhibit 10.84

FIRST AMENDMENT TO CONFIDENTIALITY, NON-SOLICITATION
AND NON-COMPETITION AGREEMENT

THIS AMENDMENT is made this 3rd day of April, 2000, to that certain Confidentiality, Non-Solicitation and Non-Competition Agreement (the “Agreement”) entered into as of January 27, 1998 by and between DANIEL J. SULLIVAN (“Sullivan”); CALIBER SYSTEM, INC.; FEDERAL EXPRESS CORPORATION; RPS, INC., whose name has been changed to FEDEX GROUND PACKAGE SYSTEM, INC. (“FedEx Ground”); and FDX CORPORATION, whose name has been changed to FEDEX CORPORATION (hereinafter sometimes collectively referred to as “the parties”).

WHEREAS, Section 2 (a)(ii) of the Agreement provides, in consideration of Sullivan’s entering into the Agreement (including the covenant not to compete contained therein) for the payment by FedEx Ground to Sullivan a lump sum amount equal to $4,894,376.00 in the event of the termination of his employment with FedEx Ground after the first anniversary of the Merger Date (as defined in the Agreement); and

WHEREAS, the first anniversary of the Merger Date has passed; and

WHEREAS, the parties mutually agree that Sullivan should receive payment of the amount specified in Section 2 (a)(ii) of the Agreement and that the termination of employment condition therein should be waived in consideration of the extension of Sullivan’s non-competition period from three years to five years;

NOW, THEREFORE, in consideration of the foregoing the parties hereby agree as follows:

1.      The Agreement is hereby amended by substituting the phrase “a period of sixty (60) months. . .” for “a period of thirty-six (36) months. . .” where the same appears in the first sentence of Section 3 (c) of the Agreement.

2.      FedEx Ground shall, promptly following the execution of this Agreement by the parties, pay to Sullivan the amount described in Section 2 (a)(ii) of the Agreement.

3.      All provisions of the Agreement, except as amended hereby, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above.

/s/ Daniel J. Sullivan
DANIEL J. SULLIVAN

CALIBER SYSTEM, INC.

	By:	/s/ George W. Hearn

Title: Vice President

FEDERAL EXPRESS CORPORATION

	By:	/s/ George W. Hearn

Title: Secretary

FEDEX GROUND PACKAGE SYSTEM, INC.

	By:	/s/ George W. Hearn

Title: Secretary

FEDEX CORPORATION

	By:	/s/ George W. Hearn

Title: Corporate Vice President